UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

CRONOS GROUP INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-38403	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

111 Peter Street, Suite 300
Toronto , Ontario	M5V 2H1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 504-0004

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	CRON	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 14, 2021, Cronos Group Inc. (the “Company”) appointed Carlos Cortez to the position of Vice President, Controller, which includes serving as the Company’s principal accounting officer, effective as of June 14, 2021. On June 8, 2021, the Company determined that Puneet Mathur, the Company’s Vice President, Controller, who served as the Company’s principal accounting officer until June 14, 2021, will separate from the Company, effective as of July 30, 2021.
Prior to joining the Company, Mr. Cortez, age 48, was the Corporate Controller of SharpSpring, Inc., a publicly traded cloud-based marketing technology company, since April 2021. Over his career, Mr. Cortez has held various positions in the public and private sectors. He was the Senior Finance Director – Record to Report for Discovery, Inc., a publicly traded global media company, from August 2019 until December 2020; the Corporate Controller for Malibu Boats, Inc., a publicly traded manufacturer of recreational powerboats, from October 2013 until January 2019; and an independent consultant for various companies from February 2019 until August 2019. Mr. Cortez also held various roles as an auditor, including as an audit manager, for KPMG LLP from August 2002 until October 2008. Mr. Cortez received a Bachelor’s Degree in Business Administration in Accounting from Florida Atlantic University and a Bachelor’s Degree in Business Administration in Finance from Florida International University. Mr. Cortez is a Certified Public Accountant.
In connection with his appointment, Mr. Cortez will receive an annual base salary of $275,000 and will be eligible for an annual target bonus opportunity of 30% of annual base salary and an annual long-term target incentive opportunity of 30% of annual base salary. Mr. Cortez will also be eligible to participate in employee benefit programs of Cronos USA Client Services LLC, a wholly owned subsidiary of the Company, on the same terms as other similarly situated employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRONOS GROUP INC.

Dated: June 14, 2021	By:	/s/ Kurt Schmidt
Name: Kurt Schmidt
Title: President and Chief Executive Officer